EXHIBIT 21.1
PAREXEL INTERNATIONAL CORPORATION
LIST OF SUBSIDIARIES OF THE COMPANY
(As of June 30, 2007)

PAREXEL
OWNERSHIP*
PAREXEL International, LLC, a Delaware limited liability company	100%
PAREXEL Government Services, Inc., a Delaware corporation	100%
PAREXEL International Trust, a Massachusetts Business Trust	100%
PAREXEL Unternehmensbeteiligung GmbH, a corporation organized under the laws of Germany	100%
PAREXEL International GmbH, a Corporation organized under the laws of Germany	100%
PAREXEL International Limited, a corporation organized under the laws of the United Kingdom	100%
PAREXEL International SARL, a corporation organized under the laws of France	100%
PAREXEL International SRL, a corporation organized under the laws of Italy	100%
PAREXEL International Pty Ltd., a corporation organized under the laws of Australia	100%
PAREXEL International S.L., a corporation organized under the laws of Spain	100%
PAREXEL International Medical Marketing Services, Inc., a Virginia corporation	100%
PAREXEL International (Lansal) Limited, a corporation organized under the laws of Israel	100%
Perceptive Informatics, Inc., a Delaware corporation	100%
PAREXEL ETT, S.L., a corporation organized under the laws of Spain	100%
PAREXEL International Inc., a corporation organized under the laws of Japan	100%
PAREXEL International Holding BV, a corporation organized under the law of the Netherlands	100%
PAREXEL MMS Europe Limited, a corporation organized under the laws of the United Kingdom	100%
PPSI, Inc., a Connecticut corporation	100%
The Center for Bio-Medical Communication, Inc., a New Jersey corporation	100%
PAREXEL Nederland B.V., a corporation organized under the laws of the Netherlands	100%
Mirai Placebo B.V., a corporation organized under the laws of The Netherlands	100%
PAREXEL Polska SP z.o.o., a corporation organized under the laws of Poland	100%
PAREXEL Hungary Limited, a corporation organized under the laws of Hungary	100%
PAREXEL Baltics A/S, a corporation organized under the laws of Norway	100%
PAREXEL Norway A/S, a corporation organized under the laws of Norway	100%
PAREXEL Russia A/S, a corporation organized under the laws of Norway	100%
PAREXEL Sweden AB, a corporation organized under the laws of Sweden	100%
PAREXEL International, S.A., a corporation organized under the laws of Argentina	100%
FARMOVS PAREXEL Ltd., a corporation organized under the laws of South Africa	70%
PAREXEL International y Co Limitada, a corporation organized under the laws of Chile	100%
PAREXEL International Pesquisas Clinicas Limitada, a corporation organized under the laws of Brazil	100%
PAREXEL International Medical Marketing Services (NJ), LLC., a Delaware limited liability company	100%
PAREXEL Belgium B.V.B.A., a corporation organized under the laws of Belgium	100%
FWPS Group Ltd., a corporation organized under the laws of the United Kingdom	100%
Perceptive Informatics UK Ltd., a corporation organized under the laws of the United Kingdom	100%
FW Pharma Systems (Americas) Ltd., a corporation organized under the laws of the United Kingdom	100%
Fraser Williams (Midlands) Ltd., a corporation organized under the laws of the United Kingdom	98%
Broomco (2149) Ltd., a corporation organized under the laws of the United Kingdom	100%
MMSQI, Inc., a corporation organized under the laws of Delaware	100%
PAREXEL Ukraine LLC, a corporation organized under the laws the of Ukraine	100%
PAREXEL International Holding Corporation, a Delaware corporation	100%
PAREXEL International UAB, a corporation organized under the laws of Lithuania	100%
PAREXEL International Romania SRL, a corporation organized under the laws of Romania	100%
PAREXEL International (SA) Pty Ltd, a corporation organized under the laws of South Africa	100%
PAREXEL Finland OY, a corporation organized under the laws of Finland	100%
PAREXEL (IMC), Inc., a corporation organized under the laws of Pennsylvania	100%
PAREXEL International (Canada) Ltd, a corporation organized under the laws of New Brunswick, Canada	100%
PAREXEL International (UK) Ltd, a corporation organized under the laws of the United Kingdom	100%
Bio/pharm Accelerator Management Company LLC, a corporation organized under the laws of Deleware	100%
PAREXEL International (RUS) LLC, a corporation organized under the laws of Russia	100%
PAREXEL International Czech Republic S.R.O., a corporation organized under the laws of Czech Republic	100%
PAREXEL International Mexico SA DE CV, a corporation organized under the laws of Mexico	100%

PAREXEL
OWNERSHIP*
PAREXEL International Synchron Private Limited, a corporation organized under the laws of India	75%
PAREXEL International (India) Private Limited, a corporation organized under the laws of India	100%
PAREXEL (Taiwan), Inc., a corporation organized under the laws of the Republic of China	100%

*	direct and indirect